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EXHIBIT 10.12

AMENDMENT AND SUPPLEMENT TO LICENSE AGREEMENT

        WHEREAS, Sensors for Medicine and Science, Inc. (SMSI) and Calorie Management Systems, Inc. (CMS) entered into a License Agreement effective August 17, 1999 (as amended on October 30, 1999); and

        WHEREAS, CMS has notified SMSI that CMS has changed its corporate name and place of business as of March 31, 2000; and

        WHEREAS, SMSI and CMS are desirous of keeping the License Agreement in full force and effect as set forth below.

        NOW, THEREFORE, the License Agreement is hereby amended as of March 31, 2000 by the mutual consent of the parties as follows:

          (i)  The Preamble is amended to read:

        This Agreement dated August 17, 1999 ("Effective Date"), is by and between HealtheTech, Inc., a Delaware corporation with principal offices at 523 Park Point Drive, Suite 300, Golden, Colorado 80401 and its Affiliates ("HTI") (formerly Calorie Management Systems, Inc.) and Sensors for Medicine and Science, Inc., a Delaware corporation with principal offices at 12321 Middlebrook Road, Suite 210, Germantown, Maryland 20874 ("SMSI").

        (ii)  Section 14.2, lines 19 through 23, are amended to read:

If to HTI:	HealtheTech, Inc. 325 Los Gatos-Saratoga Road Los Gatos, California 95030 Attention: Noel Johnson, Ph.D. Telefax: (408) 395-5186

        (iii)  In the Agreement and appendices thereto each occurrence of "Calorie Management Systems, Inc." is changed to "HealtheTech, Inc."

          (iv)  In the Agreement and appendices thereto each occurrence of "CMS" is changed to "HTI".

          (v)  HTI has indicated to SMSI that HTI desires Sanmina Corporation, with offices at 2700 North First Street, San Jose, California 95134 ("Sanmina") to be a manufacturer of Licensed Products under the August 17, 1999 Agreement ("Agreement") and that it wishes Sanmina to purchase Oxygen Sensors for that purpose directly from SMSI. HTI and SMSI agree that sales of SMSI Oxygen Sensors to Sanmina will have the same effect under the Agreement as if they were made to HTI directly. HTI shall be responsible to SMSI under the Agreement for any act of Sanmina performed in connection with the purchase of Oxygen Sensors and the manufacture of Licensed Products, as if such act were performed directly by HTI.

SENSORS FOR MEDICINE AND SCIENCE, INC.
By:	/s/ Marc R. Schneebaum
Name: Marc R. Schneebaum Title: President Date: July 5, 2001
HEALTHETECH, INC. (Formerly CALORIE MANAGEMENT SYSTEMS, INC.)
By:	/s/ James R. Mault
Name: James R. Mault, M.D. Title: Chairman & CEO Date: 3 July 01

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  EXHIBIT 10.12
AMENDMENT AND SUPPLEMENT TO LICENSE AGREEMENT